AMENDMENT NO. 16 TO APPENDIX I

Funds                                                       Custodian

Colonial Trust I
            Colonial High Yield Securities Fund             Chase Manhattan Bank
            Colonial Income Fund                            Chase Manhattan Bank
            Colonial Strategic Income Fund                  Chase Manhattan Bank
            Stein Roe Advisor`s Tax-Managed Growth Fund     Chase Manhattan Bank

Colonial Trust II
            Colonial Money Market Fund                      Chase Manhattan Bank
            Colonial Intermediate U.S. Government Fund Chase Manhattan Bank Colonial Short Duration U.S. Government Fund Chase Manhattan Bank
            Colonial Newport Tiger Cub Fund                 Chase Manhattan Bank
            Newport Japan Opportunities Fund                Chase Manhattan Bank
            Newport Greater China Fund                      Chase Manhattan Bank

Colonial Trust III
            Colonial Select Value Fund                      Chase Manhattan Bank
            The Colonial Fund                               Chase Manhattan Bank
            Colonial Federal Securities Fund                Chase Manhattan Bank
            Colonial Global Equity Fund                     Chase Manhattan Bank
            Colonial International Horizons Fund            Chase Manhattan Bank
            Colonial International Fund for Growth          Chase Manhattan Bank
            Colonial Strategic Balanced Fund                Chase Manhattan Bank
            Colonial Global Utilities Fund                  Chase Manhattan Bank
Colonial Trust IV
            Colonial High Yield Municipal Fund              Chase Manhattan Bank
            Colonial Intermediate Tax-Exempt Fund           Chase Manhattan Bank
            Colonial Tax-Exempt Fund                        Chase Manhattan Bank
            Colonial Tax-Exempt Insured Fund                Chase Manhattan Bank
            Colonial Municipal Money Market Fund            Chase Manhattan Bank
            Colonial Utilities Fund                         Chase Manhattan Bank

Colonial Trust V
            Colonial Massachusetts Tax-Exempt Fund          Chase Manhattan Bank
            Colonial Connecticut Tax-Exempt Fund            Chase Manhattan Bank
            Colonial California Tax-Exempt Fund             Chase Manhattan Bank
            Colonial Michigan Tax-Exempt Fund               Chase Manhattan Bank
            Colonial Minnesota Tax-Exempt Fund              Chase Manhattan Bank
            Colonial New York Tax-Exempt Fund               Chase Manhattan Bank
            Colonial North Carolina Tax-Exempt Fund         Chase Manhattan Bank
            Colonial Ohio Tax-Exempt Fund                   Chase Manhattan Bank
            Colonial Florida Tax-Exempt Fund                Chase Manhattan Bank

Colonial Trust VI
            Colonial U.S. Stock Fund                        Chase Manhattan Bank
            Colonial Small Cap Value Fund                   Chase Manhattan Bank
            Colonial Aggressive Growth Fund                 Chase Manhattan Bank
            Colonial Equity Income Fund                     Chase Manhattan Bank
            Colonial International Equity Fund              Chase Manhattan Bank
            Newport Asia Pacific Fund                       Chase Manhattan Bank

Colonial Trust VII
            Colonial Newport Tiger Fund                     Chase Manhattan Bank


Effective Date: June 5, 1998




By:  ____________________________________
       J. Kevin Connaughton, Controller for Each Fund


        COLONIAL MANAGEMENT ASSOCIATES, INC.


By:  ____________________________________
       Nancy L. Conlin, Senior Vice President


        COLONIAL INVESTORS SERVICE CENTER, INC.


By:  ____________________________________
       Mary D. McKenzie, President





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